                                                                    Exhibit 3.13

                               State of Delaware

                        Office of the Secretary of State
                        --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:

     "CHANCELLOR MEDIA CORPORATION OF CHICAGO AM", A DELAWARE CORPORATION,

     WITH AND INTO "CHANCELLOR MEDIA CORPORATION OF ILLINOIS" UNDER THE NAME OF "CHANCELLOR MEDIA CORPORATION OF ILLINOIS", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE EIGHTH DAY OF JULY, A.D. 1998, AT 4 O'CLOCK P.M.

     A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.



         [Secretary's Office Stamp]          /s/ Edward J. Freel
                                             -----------------------------------
                                             Edward J. Freel, Secretary of State

2342158 8100M                                AUTHENTICATION: 9188219

981265950                                              DATE: 07-10-98

                             CERTIFICATE OF MERGER
                                       OF
                   CHANCELLOR MEDIA CORPORATION OF CHICAGO AM
                                     INTO
                    CHANCELLOR MEDIA CORPORATION OF ILLINOIS

     The undersigned corporation, organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

     DOES HEREBY CERTIFY:

     FIRST: That the name and state of incorporation of each of the constituent corporations of the merger is as follows:

           NAME                                           STATE OF INCORPORATION
           ----                                           ----------------------
            Chancellor Media Corporation of Chicago AM     Delaware
            Chancellor Media Corporation of Illinois       Delaware

     SECOND: That a Plan and Agreement of Merger among the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 251 of the General Corporation Law of the State of Delaware.

     THIRD: That the name of the surviving corporation is Chancellor Media Corporation of Illinois.

     FOURTH: The Certificate of Incorporation of Chancellor Media Corporation of Illinois shall be the Certificate of Incorporation of the surviving corporation, to remain unchanged until amended in accordance with the provisions thereof and of applicable law.

     FIFTH: That the executed Plan and Agreement of Merger is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is 433 E. Las Colinas Blvd., Suite 1130, Irving, Texas 75039.

     SIXTH: That a copy of the Plan and Agreement of Merger will be furnished by the surviving corporation on request and without cost to any stockholder of any constituent corporation.

Dated: July 8, 1998

                                       CHANCELLOR MEDIA CORPORATION OF ILLINOIS


                                       By: /s/ Andrea Hulcy
                                          --------------------------------------
                                          Andrea Hulcy
                                          Vice President and Assistant Secretary

                               State of Delaware

                        Office of the Secretary of State

                      ------------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:


     "KKSF LICENSE CORP.", A DELAWARE CORPORATION,
     "WJMN LICENSE CORP.", A DELAWARE CORPORATION,
     "WNUA LICENSE CORP.", A DELAWARE CORPORATION,
     "WXKS(AM) LICENSE CORP.", A DELAWARE CORPORATION,
     "WXKS(FM) LICENSE CORP.", A DELAWARE CORPORATION,

     WITH AND INTO "CHANCELLOR MEDIA CORPORATION OF ILLINOIS" UNDER THE NAME OF "CHANCELLOR MEDIA CORPORATION OF ILLINOIS", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE THIRTY-FIRST DAY OF JULY, A.D. 1998, AT 3:30 O'CLOCK P.M.

     A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.


[DELAWARE SECRETARY'S OFFICE SEAL]   /s/ Edward J. Freel
                                     -----------------------------------
                                     Edward J. Freel, Secretary of State

2342158 8100M                        AUTHENTICATION:  9230052


981300473                                      DATE: 07-31-98

                             CERTIFICATE OF MERGER
                                       OF
                              KKSF LICENSE CORP.,
                              WNUA LICENSE CORP.,
                            WXKS(AM) LICENSE CORP.,
                            WXKS(FM) LICENSE CORP.,
                                      AND
                               WJMN LICENSE CORP.
                                      INTO
                    CHANCELLOR MEDIA CORPORATION OF ILLINOIS


     The undersigned corporation, organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

     DOES HEREBY CERTIFY:

     FIRST: That the name and state of incorporation of each of the constituent corporations of the merger is as follows:

NAME                                         STATE OF INCORPORATION
----                                         ----------------------

     KKSF License Corp.                           Delaware
     WNUA License Corp.                           Delaware
     WXKS(AM) License Corp.                       Delaware
     WXKS(FM) License Corp.                       Delaware
     WJMN License Corp.                           Delaware
     Chancellor Media Corporation of Illinois     Delaware


     SECOND: That a Plan and Agreement of Merger among the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 251 of the General Corporation Law of the State of Delaware.

     THIRD: That the name of the surviving corporation is Chancellor Media Corporation of Illinois.

     FOURTH: The Certificate of Incorporation of Chancellor Media Corporation of Illinois shall be the Certificate of Incorporation of the surviving corporation, to remain unchanged until amended in accordance with the provisions thereof and of applicable law.

     FIFTH: That the executed Plan and Agreement of Merger is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is 433 E. Las Colinas Blvd., Suite 1130, Irving, Texas 75039.

     SIXTH: That a copy of the Plan and Agreement of Merger will be furnished by the surviving corporation on request and without cost to any stockholder of any constituent corporation.

Dated: July 31, 1998


                              CHANCELLOR MEDIA CORPORATION
                              OF ILLINOIS


                              By: /s/ Andrea Hulcy
                                 --------------------------------------
                                 Andrea Hulcy
                                 Vice President and Assistant Secretary

                               State of Delaware

                        Office of the Secretary of State
                      -----------------------------------


     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:

     "CHANCELLOR MEDIA CORPORATION OF THE WINDY CITY", A DELAWARE CORPORATION,

     WITH AND INTO "CHANCELLOR MEDIA CORPORATION OF ILLINOIS" UNDER THE NAME OF "CHANCELLOR MEDIA CORPORATION OF ILLINOIS", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE THIRTY-FIRST DAY OF JULY, A.D. 1998, AT 3:25 O'CLOCK P.M.

     A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.





[DELAWARE SECRETARY'S OFFICE SEAL]   /s/ Edward J. Freel
                                     -----------------------------------
                                     Edward J. Freel, Secretary of State

2342158 8100M                        AUTHENTICATION:  9230046


981300469                                      DATE: 07-31-98

                             CERTIFICATE OF MERGER
                                       OF
                 CHANCELLOR MEDIA CORPORATION OF THE WINDY CITY
                                      INTO
                    CHANCELLOR MEDIA CORPORATION OF ILLINOIS


          The undersigned corporation, organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

          DOES HEREBY CERTIFY:

          FIRST: That the name and state of incorporation of each of the constituent corporations of the merger is as follows:

     NAME                                                STATE OF INCORPORATION

     Chancellor Media Corporation of the Windy City      Delaware
     Chancellor Media Corporation of Illinois            Delaware

          SECOND: That a Plan and Agreement of Merger among the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 251 of the General Corporation Law of the State of Delaware.

          THIRD: That the name of the surviving corporation is Chancellor Media Corporation of Illinois.

          FOURTH: The Certificate of Incorporation of Chancellor Media Corporation of Illinois shall be the Certificate of Incorporation of the surviving corporation, to remain unchanged until amended in accordance with the provisions thereof and of applicable law.

          FIFTH: That the executed Plan and Agreement of Merger is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is 433 E. Las Colinas Blvd., Suite 1130, Irving, Texas 75039.

          SIXTH: That a copy of the Plan and Agreement of Merger will be furnished by the surviving corporation on request and without cost to any stockholder of any constituent corporation.

Dated: July 31, 1998


                                  CHANCELLOR MEDIA CORPORATION OF ILLINOIS


                                  By: /s/ Andrea Hulcy
                                      --------------------------------------
                                      Andrea Hulcy
                                      Vice President and Assistant Secretary

                       [CT CORPORATION SYSTEM LETTERHEAD]




Dear Ms. Serena:

     Re: Chancellor Media Corporation of Illinois (DE.DOM.)
         Merging: WMXD License Corp. (DE.DOM.)
                  WJLE License Corp. (DE.DOM.)
                  WWWW/WDFN License Corp. (DE.DOM.)
                  KMEL License Corp. (DE.DOM.)
                  WEJM/WEJM-FM/WVAZ License Corp. (DE.DOM.)
                  KSKY License Corp. (DE.DOM.)
                  WKQI/WDOZ/WNIC License Corp. (DE.DOM.)
                  WYNY License Corp. (DE.DOM.)
         Under the name of: Chancellor Media Corporation Of Illinois

         *Chancellor Media Corporation of New York
         *Chancellor Media Corporation of Michigan

     Pursuant to instructions received, the Certificate of Merger and two *Certificates of Incorporation for each of the above were filed in the office of the Secretary of State of Delaware on July 30, 1998 at 4:30 p.m.


     We enclose one certified copy of each document.


     Very truly yours,
     /s/ Terry L. Ford

     Terry L. Ford
     Senior Customer Specialist


     TLF/lac
     Enc.


     Jane C. Serena
     Latham & Watkins
     1001 Pennsylvania Ave., N.W.
     Suite 1300
     Washington, DC 20004-2505

                               State of Delaware
                        Office of the Secretary of State
                     --------------------------------------


     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:

          "KMEL LICENSE CORP.", A DELAWARE CORPORATION,
          "KSKY LICENSE CORP.", A DELAWARE CORPORATION,
          "WEJM/WEJM-FM/WVAZ LICENSE CORP.", A DELAWARE CORPORATION, "WJLB LICENSE CORP.", A DELAWARE CORPORATION,
          "WKQI/WDOZ/WNIC LICENSE CORP.", A DELAWARE CORPORATION,
          "WMXD LICENSE CORP.", A DELAWARE CORPORATION,
          "WWWW/WDFN LICENSE CORP.", A DELAWARE CORPORATION,
          "WYNY LICENSE CORP.", A DELAWARE CORPORATION,

          WITH AND INTO "CHANCELLOR MEDIA CORPORATION OF ILLINOIS" UNDER THE NAME OF "CHANCELLOR MEDIA CORPORATION OF ILLINOIS", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE THIRTIETH DAY OF JULY, A.D. 1998, AT 4:30 O'CLOCK P.M.

          A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.


     [DELAWARE SECRETARY'S OFFICE SEAL]     /s/        Edward J. Freel
                                            -----------------------------------
                                             Edward J. Freel, Secretary of State


  2342158   8100M                                      AUTHENTICATION:  9228734


  981299225                                                  DATE:  07-31-98

                             CERTIFICATE OF MERGER
                                       OF
                              WMXD LICENSE CORP.,
                              WJLB LICENSE CORP.,
                            WWWW/WDFN LICENSE CORP.,
                              KMEL LICENSE CORP.,
                        WEJM/WEJM-FM/WVAZ LICENSE CORP.,
                              KSKY LICENSE CORP.,
                          WLQI/WDOZ/WNIC LICENSE CORP.
                                      AND
                               WYNY LICENSE CORP.
                                      INTO
                    CHANCELLOR MEDIA CORPORATION OF ILLINOIS


                    The undersigned corporation, organized and existing under and by virtue of the General Corporation Law of the State of Delaware,


                    DOES HEREBY CERTIFY:


                    FIRST: That the name and state of incorporation of each of the constituent corporations of the merger is as follows:


          NAME                                       STATE OF INCORPORATION
         ------                                   --------------------------

          WMXD License Corp.                                Delaware
          WJLB License Corp.                                Delaware
          WWWW/WDFN License Corp.                           Delaware
          KMEL License Corp.                                Delaware
          WEJM/WEJM-FM/WVAZ License Corp.                   Delaware
          KSKY License Corp.                                Delaware
          WKQI/WDOZ/WNIC License Corp.                      Delaware
          WYNY License Corp.                                Delaware
          Chancellor Media Corporation of Illinois          Delaware


                    SECOND: That a Plan and Agreement of Merger among the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 251 of the General Corporation Law of the State of Delaware.


                    THIRD: That the name of the surviving corporation is Chancellor Media Corporation of Illinois.

                    FOURTH: The Certificate of Incorporation of Chancellor Media Corporation of Illinois shall be the Certificate of Incorporation of the surviving corporation, to remain unchanged until amended in accordance with the provisions thereof and of applicable law.


                    FIFTH: That the executed Plan and Agreement of Merger is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is 433
E. Las Colinas Blvd., Suite 1130, Irving, Texas 75039.


                    SIXTH: That a copy of the Plan and Agreement of Merger will be furnished by the surviving corporation on request and without cost to any stockholder of any constituent corporation.

Dated: July 29, 1998

                    CHANCELLOR MEDIA CORPORATION OF ILLINOIS

                    By: /s/ Andrea Hulcy
                    ----------------------------------------------
                            Andrea Hulcy
                            Vice President and Assistant Secretary

                               State of Delaware
                        Office of the Secretary of State
                        --------------------------------

     I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "EVERGREEN MEDIA CORPORATION OF ILLINOIS" FILED IN THIS OFFICE ON THE TWENTY-NINTH DAY OF JUNE, A.D. 1993, AT 4:30 O'CLOCK P.M.

     A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO NEW CASTLE COUNTY RECORDER OF DEED FOR RECORDING.

                              * * * * * * * * * *

       [DELAWARE SECRETARY'S          /s/ William T. Quillen
           OFFICE SEAL]               ------------------------------------------
                                          William T. Quillen, Secretary of State
733180047
                                          AUTHENTICATION: *3959091

                                                    DATE: 06/30/1993

                          CERTIFICATE OF INCORPORATION
                                       OF
                    EVERGREEN MEDIA CORPORATION OF ILLINOIS

     FIRST: The name of the corporation (hereinafter sometimes referred to as the "Corporation") is:

                    EVERGREEN MEDIA CORPORATION OF ILLINOIS

     SECOND: The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, New Castle County, Wilmington, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

     THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

     FOURTH: The aggregate number of all classes of shares which the Corporation shall have authority to issue is one thousand (1,000) shares of common stock with a par value of $.01 per share.

     No holder of shares of the Corporation of any class, now or hereafter authorized, shall have any preferential or preemptive right to subscribe for, purchase or receive any share of the Corporation of any class, now or hereafter authorized, or any options or warrants for such shares, or any rights to subscribe to or purchase such shares, or any securities convertible into or exchangeable for such shares, which may at any time or from time to time be issued, sold or offered for sale by the Corporation; provided, however, that in connection with the issuance or sale of any such shares or securities, the Board of Directors of the Corporation may, in its sole discretion, offer such shares or securities, or any part thereof, for purchase or subscription by the holders of shares of the Corporation, except as may otherwise be provided by this Certificate of Incorporation as from time to time amended.

     At all times, each holder of common stock of the Corporation shall be entitled to one vote for each share of common stock held by such stockholder standing in the name of such stockholder on the books of the Corporation.

     FIFTH: The name and address of the Incorporator is as follows:

                                Sylvia L. Adams
                                LATHAM & WATKINS
                                1001 Pennsylvania Avenue, Suite 1300
                                Washington, D.C. 20004-2505

     SIXTH: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the Bylaws of the Corporation.

     SEVENTH: No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for the breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

     EIGHTH: Election of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

     NINTH: The Corporation reserves the right to amend, alter, change or repeal any provisions contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the law of the State of Delaware. All rights conferred upon stockholders herein are granted subject to this reservation.

     I, THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, herein declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 29th day of June, 1993.


                                        /s/ Sylvia L. Adams
                                        ---------------------------
                                        Sylvia L. Adams
                                        Incorporator

                               State of Delaware
                        Office of the Secretary of State
                        --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "EVERGREEN MEDIA CORPORATION OF ILLINOIS", CHANGING ITS NAME FROM "EVERGREEN MEDIA CORPORATION OF ILLINOIS" TO "CHANCELLOR MEDIA CORPORATION OF ILLINOIS", FILED IN THIS OFFICE ON THE SEVENTEENTH DAY OF OCTOBER, A.D. 1997, AT 4:30 O'CLOCK P.M.

     A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.



[DELAWARE SECRETARY'S OFFICE SEAL]    /s/ Edward J. Freel
                                      ------------------------------------------
                                          Edward J. Freel, Secretary of State

              2342158  8100               AUTHENTICATION: 8709755

              971352144                             DATE: 10/20/97

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                    EVERGREEN MEDIA CORPORATION OF ILLINOIS

     Pursuant to Section 242 of the General Incorporation Law of the State of Delaware, Evergreen Media Corporation of Illinois (the "Corporation"), a Delaware corporation, hereby certifies that:

     1. The Certificate of Incorporation of the Corporation is hereby amended by deleting the present Article FIRST and inserting in lieu thereof a new Article FIRST, as follows:

        FIRST: The name of the Corporation (hereinafter sometimes referred to as the "Corporation") is:

         "CHANCELLOR MEDIA CORPORATION OF ILLINOIS"

     2. The Sole Director and Sole Shareholder of the Corporation, by written consent, adopted, approved and ratified the foregoing Amendment.

     IN WITNESS WHEREOF, the Corporation has caused the Certificate of Amendment to be signed and executed in its corporate name by Omar Choucair, its Vice President, on this 17 day of October, 1997.

                                       EVERGREEN MEDIA CORPORATION OF ILLINOIS, a Delaware Corporation

                                       By: /s/ Omar Choucair
                                       ---------------------
                                       Name: Omar Choucair
                                       Title: Vice President